                                                                      EXHIBIT 21

                                    CONECTIV

SUBSIDIARIES OF THE REGISTRANT

                                                             State of
                     Name of Company                       Incorporation
                     ---------------                       -------------
CONECTIV
  Atlantic City Electric Company .........................      NJ
  Atlantic Generation, Inc. ..............................      NJ
    ATE Investments, Inc. ................................      NJ
    Binghamton General, Inc. .............................      DE
    Binghamton Limited, Inc. .............................      DE
    Pedrick General, Inc. ................................      NJ
    Vineland General, Inc. ...............................      DE
    Vineland Limited, Inc. ...............................      DE
  Atlantic Southern Properties, Inc. .....................      NJ
  Conectiv Communications, Inc. ..........................      DE
  Conectiv Energy, Inc. ..................................      DE
  Conectiv Energy Supply, Inc. ...........................      DE
    Conectiv Operating Services Company...................      DE
  Conectiv Resource Partners, Inc. .......................      DE
  Conectiv Services, Inc. ................................      DE
    Conectiv Plumbing LLC.................................      DE
    Conectiv Thermal Systems, Inc. .......................      DE
      Atlantic Jersey Thermal Systems, Inc. ..............      DE
      ATS Operating Services, Inc. .......................      DE
      Thermal Energy Limited Partnership....................    DE
    Enerval, L.L.C. ......................................      DE
  Conectiv Solutions, L.L.C. .............................      DE
    ATE Investments, Inc. ................................      NJ
      King Street Assurance Ltd. .........................      BM
      Enertech Capital Partners, LP.......................
    Pedrick Limited Inc. .................................      NJ
  Delmarva Capital Investments, Inc. .....................      DE
    DCI I, Inc. ..........................................      DE
    DCI II, Inc. .........................................      VI
    DCTC-Burney, Inc. ....................................      DE
  Delmarva Power & Light Company..........................      DE
  Delmarva Services Company...............................      DE